UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 16, 2011

CYTORI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32501	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3020 Callan Road, San Diego, California 92121
(Address of principal executive offices, with zip code)

(858) 458-0900
(Registrant's telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

(a)
On August 16, 2011, Cytori Therapeutics, Inc. (the “Company”) held its Annual Meeting. The Company filed its definitive proxy statement for the proposals voted upon at the annual meeting with the Securities and Exchange Commission on May 2, 2011.

(b)
As of June 20, 2011, the record date for the annual meeting, 52,470,226 shares of the Company’s common stock were issued and outstanding. A quorum of 41,419,646 shares of common stock were present or represented at the annual meeting. The following items of business were voted upon by stockholders at the annual meeting:

1.
Election of Directors. The following members of the Board of Directors were elected to serve until the 2012 annual meeting of stockholders and until their respective successors are elected and qualified,  as follows:

	VOTES FOR	WITHHOLD AUTHORITY
Lloyd H. Dean	16,313,059	388,147
Christopher J. Calhoun	15,180,130	1,521,076
Richard J. Hawkins	15,695,954	1,005,252
Paul W. Hawran	15,668,405	1,032,801
Marc H. Hedrick, M.D.	15,738,915	962,291
Ronald D. Henriksen	15,791,559	909,647
E. Carmack Holmes, M.D.	16,160,347	540,859
David M. Rickey	15,818,534	882,672
Tommy G. Thompson	16,020,913	680,293

Broker Non-Votes: 24,718,440

2.
Ratify Independent Registered Public Accountants.  The appointment of KPMG LLP, independent registered public accountants, to act as our independent auditors for the fiscal year ending December 31, 2011 was ratified, as follows

FOR	AGAINST	ABSTAIN
40,742,243	571,858	105,545

Broker Non-Votes: 0

3.	Approval of 2011 EMPLOYEE Stock Purchase Plan. The stockholders voted to approve our 2011 EMPLOYEE Stock Purchase Plan, as follows:

FOR	AGAINST	ABSTAIN
15,077,022	1,273,613	350,571

Broker Non-Votes: 24,718,440

4.
Non-binding Advisory Vote Approving the Compensation Paid to our Named Executive Officers.  The stockholders voted to approve, on an advisory (non-binding) basis the compensation paid to our named executive officers as described in the Company’s Proxy Statement for the 2011 Annual Meeting of Stockholders pursuant to the compensation rules of the Securities and Exchange Commission under “Executive Compensation,” including the Compensation Discussion and Analysis, the compensation tables and other related tables and disclosures contained therein, as follows:

FOR	AGAINST	ABSTAIN
10,283,828	1,968,681	4,448,697

Broker Non-Votes: 24,718,440

5.
Non-binding Advisory Recommendation of Frequency of Executive Compensation Votes. The stockholders voted to recommend that advisory (non-binding) votes on the compensation paid to our named executive officers should be put forth to stockholders every three years, as follows:

1 YEAR	2 YEAR	3 YEAR	ABSTAIN
7,527,625	316,180	8,422,739	434,662

Broker Non-Votes: 24,718,440

In accordance with the stockholder voting results, in which every “Three Years” received the highest number of votes cast on the frequency proposal, and the Board of Directors’ recommendation in the Proxy Statement for the 2011 Annual Meeting, our Board of Directors has determined that future stockholder advisory (non-binding) votes on executive compensation will occur every three years.  Accordingly, the next stockholder advisory (non-binding) vote on executive compensation will be held at the 2014 Annual Meeting of Stockholders.  The next required stockholder advisory (non-binding) vote regarding the frequency interval will be held in six years at the 2017 Annual Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: August 19, 2011	By: /s/ Mark E. Saad
Mark E. Saad
Chief Financial Officer